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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21786

ING Global Advantage and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 29, 2012

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 29, 2012

ING Global Advantage and Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options equivalent to a significant portion of its equity portfolio. The Fund also hedges most of its foreign currency exposure to seek to reduce volatility of total returns.

For the year ended February 29, 2012 , the Fund made quarterly distributions totaling $1.32 per share, all characterized as net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 2.43% for the year ended February 29, 2012.(1) This NAV return reflects a decrease in the Fund’s NAV from $13.76 on February 28, 2011 to $12.66 on February 29, 2012. Based on its share price, the Fund provided a total return of (3.44)% for the year ended February 29, 2012.(2) This share price return reflects a decrease in the Fund’s share price from $13.72 on February 28, 2011 to $11.90 on February 29, 2012.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President & Chief Executive Officer

ING Funds

April 2, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  YEAR ENDED FEBRUARY 29, 2012

By the half way point in our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, were down more than 11%. The slump continued in September before better news from the U.S. drove a rebound in October, which held to year-end and gathered new strength in the first two months of 2012. For the whole tumultuous fiscal year the MSCI World IndexSM lost just 1.57% (The MSCI World IndexSM returned (1.69)% for the year ended February 29, 2012, measured in U.S. dollars.)

In our semi-annual report we described how the domestic economy seemed to be on the brink of another recession and according to many commentators it was all about jobs. Healthy employment conditions, it was said, boost wages, consumer confidence, spending, house prices, and ultimately investment and Gross Domestic Product (“GDP”) itself. While the cause and effect relationships are arguably more complex, the fact remained that the most recent reports had shown no jobs created at all in August, the unemployment rate at 9.1%, GDP meandering up at a rate of 1.3% (quarter-over-quarter, annualized), wages & salaries and retail sales flat and home prices falling.

Markets were greatly relieved therefore, when more positive data started to emerge in October. The employment report showed 103,000 new jobs created in September, with upward revisions of 99,000 to the prior two months. Improvement continued into 2012 and by February the Bureau of Labor Statistics was reporting 243,000 jobs created in January, with a three-month average of 201,000 and the unemployment rate down to 8.3%. On the last day of February, the Commerce Department’s news release showed a much improved fourth quarter 2011 GDP growth rate of 3.0% and an acceleration in the growth of wages & salaries to 5.2% over the fourth quarter of 2010.

Not all economic statistics were favorable as the fiscal year ended. Retail sales were still sluggish and home prices still falling. But a return to recession, feared just a few months earlier, was now out of the question.

The euro zone’s sovereign debt crisis continued to move markets. Greece sought to restructure its debt which stands at about 160% of GDP. Much of this debt, as well as the bonds of the much larger Italy and Spain, is held by European banks. Concern deepened into a crisis in confidence, threatening to paralyze the banking system and trip the region back into recession. In August, the European Central Bank (“ECB”) started to buy Italian and Spanish bonds, a role it was never meant to play. By October, French and German leaders Sarkozy and Merkel were pledging, yet again, to deliver a comprehensive plan to address the crisis.

In the end, the “plan” amounted to very little. The agreement, struck at yet another summit of European Union leaders on December 11, included legally enforceable restrictions on budget deficits: a baby step towards closer fiscal union. But it provided no “lender of last resort” to governments, nor measures to promote growth and liberalize markets.

A second bailout package for Greece was finally approved on February 21st, involving €130 billion in new funds, spending cuts, asset sales and lay-offs. Private sector lenders to Greece would take a 75% reduction in the value of their holdings.

The ECB would lend to banks for three years at an interest rate of just 1%, and by the end of our fiscal year banks had borrowed more than €1 trillion.

This bought time, but investors were under no illusions that the problems had been solved.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 8.37% in the fiscal year. Both the corporate investment grade bond and Treasury sub-indices outperformed; the former were seen as good value while Treasuries were supported during periods of risk-aversion. Agency mortgage backed securities underperformed, especially in the second half, on fears that measures to help the mortgage market would lead to a high volume of early repayments.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 5.12%, thanks to a 22% surge after September, as the perceived risk of recession eased. Despite this, the price/earnings ratio for the index at fiscal year-end, as calculated by Standard and Poor’s based on 2011 earnings, was still just 14.2. The 40-quarter average ratio through December 2011 was 17.85. Whether this implies good value however, depends on the sustainability of earnings, and earnings estimates have been falling.

In currency markets the euro zone’s problems finally took their toll on the euro, which dropped sharply after October, before recovering. The U.S. dollar appreciated 2.36% over the fiscal year. Dollar demand also affected the pound, the dollar gaining 1.66%. But the dollar lost 1.43% against the yen, despite Bank of Japan intervention, as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index fell 11.24% in the fiscal year. The economy contracted in four quarters out of the last five, weighed down by ten consecutive monthly trade deficits, as it struggled to recover from natural disasters, and burdened by a strong yen. The MSCI Europe ex UK® Index lost 9.58%, relieved at the better data from the US but still depressed by the recessionary threat of the sovereign debt crisis, with unemployment perched at 10.6%, a euro-era high. The MSCI UK® Index added 1.60%. GDP fell 0.2% in the fourth quarter from the third, in the face of weak euro zone demand and fiscal austerity at home. But surprisingly, good purchasing managers’ indices suggested that a return to technical recession might yet be avoided.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.
Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification

as of February 29, 2012

(as a percentage of net assets)

United States	57.1%
Japan	9.1%
United Kingdom	8.4%
Australia	3.7%
Switzerland	3.5%
France	3.4%
Germany	3.2%
Spain	2.1%
Sweden	1.7%
Netherlands	1.7%
Countries between 0.0%-1.3%^	6.4%
Liabilities in Excess of Other Assets*	(0.3)%

Net Assets	100.0%

*	Includes short-term investments.

^	Includes 18 countries, which each represents 0.0%-1.3% of net assets.

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a diversified global equity portfolio; and

•	utilizing an integrated option writing strategy.

The Fund is managed by Paul Zemsky, Vincent Costa, Jody I. Hrazanek, Sam Lam and Frank van Etten, Portfolio Managers, ING Investment Management Co. LLC — the Sub-Adviser.*

Equity Portfolio Construction: Under normal market conditions, the Fund invests in a diversified portfolio of common stocks of companies located in a number of different countries throughout the world, normally in approximately 750-1500 common stocks, seeking to reduce the Fund’s exposure to individual stock risk. The Fund normally invests across a broad range of countries (usually 25-30 countries), industries and market sectors, including investments in issuers located in countries with emerging markets.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to maintain a target weighting of 60% in U.S. domestic common stocks and not less than 40% in international (ex-U.S.) common stocks.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) index call options on selected indices and/or exchange traded funds (“ETFs”) in an amount equal to approximately 60% to 100% of the value of the Fund’s holdings in common stocks.

Writing index call options involves granting the buyer the right to appreciation of the value of an index above a particular price (the “strike price”) at a particular time. If the purchaser exercises an index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the strike price of the option.

The Fund seeks to generate gains from its portfolio index call option strategy and, to a lesser extent, income from dividends on the common stocks held in the Fund’s portfolio. The extent of call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing call options on selected indices and/or ETFs. Call options are primarily written in over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write call options in exchange-listed option markets.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Lastly, in order to reduce volatility of NAV returns, the Fund employs a policy to hedge major foreign currencies.

Performance: Based on net asset value (“NAV”) as of February 29, 2012, the Fund provided a total return of 2.43% for the fiscal year. This NAV return reflects a decrease in the Fund’s NAV from $13.76 on February 28, 2011 to $12.66 on February 29, 2012. Based on its share price as of February 29, 2012, the Fund provided a total return of (3.44)% for the fiscal year. This share price return reflects a decrease in the Fund’s share price from $13.72 on February 28, 2011 to $11.90 on February 29, 2012. The S&P 500® Index, the MSCI EAFE® Index and the CBOE BuyWrite Monthly Index returned 5.12%, (7.45)% and 6.91%, respectively, for the reporting period. The Fund uses a blended reference index that consists of 60% the S&P 500® Index and 40% the

Top Ten Holdings as of February 29, 2012*

(as a percentage of net assets)

Apple, Inc.	2.3%
ExxonMobil Corp.	1.8%
Microsoft Corp.	1.1%
Nestle S.A.	1.0%
Chevron Corp.	0.9%
International Business Machines Corp.	0.9%
Novartis AG	0.7%
General Electric Co.	0.7%
Google, Inc. — Class A	0.6%
British American Tobacco PLC	0.6%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

MSCI EAFE® Index. For the reporting period, this reference index returned (0.02)%. During the fiscal year, the Fund made quarterly distributions totaling $1.32 per share, all characterized as net investment income. As of February 29, 2012, the Fund had 18,340,467 shares outstanding.

Overview: 2011 was a tempestuous year for the financial markets. The clearest sign of this was the increased turbulence in the European government bond markets, where the future of the euro zone sometimes seemed to be at stake.

The global economy started to slow in the second quarter, partly due to high oil prices and the earthquake in Japan. The Japanese economy recovered well and by the end of the summer the U.S. economy was starting to pick up too. The weakened confidence of the private sector due to the continuing euro crisis led to the European economy finding itself in recession by the fourth quarter.

The Fund outperformed its reference index for the reporting period, thanks to aggregate asset allocation within the equity sleeves and the beneficial effects of the options portfolio during a time of intense market volatility. Aggregate security selection was a drag on results for the period.

Equity Portfolio: The domestic equity sleeve underperformed its reference index for the period; in contrast, the international equity sleeve outperformed its reference index. For the domestic sleeve, the consumer discretionary and information technology sectors detracted the most from results. The greatest contributions to results came from the energy and materials sectors.

For the international sleeve, the consumer staples and consumer discretionary sectors most greatly benefited performance, whereas industrials and materials hurt results the most. Seeking to tap into additional sources of potential alpha, the Fund expanded its quantitative factor model (tailored to specific country groups) during the December rebalancing.

Options Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a variety of market indices on a portion of the value of the equity portfolio. During the period, the Fund sold short-maturity options on the S&P 500® Index, the DJ Eurostoxx 50® Index, the Nikkei 225 Index, the FTSE 100 Index® and the S&P/ASX 200 Index. The construction of the international option portfolio is such that there is a low tracking error with the MSCI EAFE® Index, which is the reference index of the international equity sleeve. The strike prices of the traded options were typically at or near the money, and the expiration dates ranged between three and six weeks. We maintained the coverage ratio at approximately 65-70% throughout the period.

The options portfolio contributed to performance during the period, as equity markets remained volatile. Options contributed more during the first half of the period, more than offsetting the detraction realized in the second half of the period when equity markets rallied off the lows. Volatility, as measured by the VIX Index, spiked higher a number of times during the reporting period, especially during the summer and fall, when the uncertainty around European debt rose. Volatility ended the period much reduced, however, as fears of a debt crisis began to subside.

The Fund continued its policy of hedging currencies back to the U.S. dollar in an attempt to reduce volatility of NAV returns. These hedges added value during the period when the U.S. Dollar strengthened against the Euro and Pound. Hedges detracted from performance when currencies such as the Japanese Yen strengthened versus the U.S. Dollar. The overall contribution from hedging currencies was small.

Outlook and Current Strategy: We believe there will be a further slowdown in the global economy. For the developed economies as a whole, we expect growth to run below the long-term average but with large regional differences.

We believe we will see a mild recession in Europe, showing economic contraction in the first half of 2012. How deep the European recession will be, and how long it will last, depend largely on how the sovereign debt crisis develops. In our opinion, the emphasis on spending cuts does not look promising for the already weakened growth prospects for the euro zone.

We believe the U.S. economy could avoid a recession. The presidential election in November 2012 is a risk factor: as it approaches, neither the Democrats nor the Republicans are likely to make concessions. Stimulus packages are therefore more likely to consist of monetary policy measures than fiscal policy measures.

*	Effective November 28, 2011, Pranay Gupta was removed and Sam Lam was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Global Advantage and Premium Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of ING Global Advantage and Premium Opportunity Fund as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period then ended and the period from October 31, 2005 (commencement of operations) to February 28, 2006. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Advantage and Premium Opportunity Fund as of February 29, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 26, 2012

STATEMENT OF ASSETS AND LIABILITIES AS OF FEBRUARY 29, 2012

ASSETS:
Investments in securities at value*	$232,916,794
Short-term investments at value***	3,708,235
Cash	125,536
Cash collateral for futures	254,622
Foreign currencies at value*****	307,604
Receivables:
Investments securities sold	6,885
Dividends	646,375
Foreign tax reclaims	87,023
Unrealized appreciation on forward foreign currency contracts	841,763
Prepaid expenses	1,874

Total assets	238,896,711

LIABILITIES:
Payable for investment securities purchased	5,768
Unrealized depreciation on forward foreign currency contracts	2,275,881
Payable to affiliates	34,766
Payable for trustee fees	2,266
Other accrued expenses and liabilities	57,845
Written options, at fair value^	4,364,171

Total liabilities	6,740,697

NET ASSETS	$232,156,014

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$233,361,986
Undistributed net investment income	1,017,789
Accumulated net realized loss	(8,610,091)
Net unrealized appreciation	6,386,330

NET ASSETS	$232,156,014

* Cost of investments in securities	$223,490,619
*** Cost of short-term investments	$3,708,235
*****Cost of foreign currencies	$305,902
^ Premiums received on written options	$2,646,412

Net assets	$232,156,014
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	18,340,467
Net asset value and redemption price per share	$12.66

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 29, 2012

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,330,989
Interest	526

Total investment income	6,331,515

EXPENSES:
Investment management fees	1,720,867
Transfer agent fees	19,796
Administrative service fees	229,446
Shareholder reporting expense	71,370
Professional fees	46,116
Custody and accounting expense	154,396
Trustee fees	7,320
Miscellaneous expense	46,740

Total expenses	2,296,051

Net investment income	4,035,464

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,149,326
Foreign currency related transactions	(1,641,826)
Futures	787,835
Written options	10,316,146

Net realized gain	16,611,481

Net change in unrealized appreciation (depreciation) on:
Investments	(15,527,175)
Foreign currency related transactions	1,254,725
Futures	(6,051)
Written options	(2,508,015)

Net change in unrealized appreciation (depreciation)	(16,786,516)

Net realized and unrealized loss	(175,035)

Increase in net assets resulting from operations	$3,860,429

* Foreign taxes withheld	$310,208

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 29, 2012	Year Ended February 28, 2011
FROM OPERATIONS:
Net investment income	$4,035,464	$3,556,118
Net realized gain	16,611,481	29,408,993
Net change in unrealized (depreciation)	(16,786,516)	(722,309)

Increase in net assets resulting from operations	3,860,429	32,242,802

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(24,121,012)	(25,041,070)

Total distributions	(24,121,012)	(25,041,070)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	871,120	1,917,476

	871,120	1,917,476
Net increase in net assets resulting from capital share transactions	871,120	1,917,476

Net increase (decrease) in net assets	(19,389,463)	9,119,208

NET ASSETS:
Beginning of year or period	251,545,477	242,426,269

End of year or period	$232,156,014	$251,545,477

Undistributed net investment income at end of year or period	$1,017,789	$1,080,724

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
			Income (loss) from investment operations				Less distributions									Ratios to average net assets

	Net asset value, beginning of period		Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gains on investments	From return of capital	Total distributions	Net asset value, end of period	Market value, end of period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of period (000's)	Gross expenses prior to expense waiver/ recoupment(3)	Net expenses after expense waiver/ recoupment(3)(4)		Net investment income after expense waiver/ recoupment(3)(4)		Portfolio turnover rate

Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($)	(%)	(%)		(%)		(%)
02-29-12	13.76		0.22	*	0.00	0.22	1.32	—	—	1.32	12.66	11.90	2.43	(3.44)	232,156	1.00	1.00		1.76		135
02-28-11	13.37		0.20		1.57	1.77	1.38	—	—	1.38	13.76	13.72	14.05	6.32	251,545	0.98	0.99	**	1.48	**	164
02-28-10	11.29		0.21	*	3.64	3.85	—	—	1.77	1.77	13.37	14.30	35.81	57.38	242,426	1.01	1.00	**	1.61	**	141
02-28-09	17.79		0.31	*	(4.95)	(4.64)	0.74	—	1.12	1.86	11.29	10.42	(26.96)	(28.32)	204,546	0.99	0.99	**	2.01	**	178
02-29-08	21.19		0.30	*	(0.73)	(0.43)	—	2.40	0.57	2.97	17.79	16.73	(2.40)	(7.87)	324,275	0.97	0.97	**	1.45	**	194
02-28-07	20.24		0.26		2.55	2.81	0.04	1.54	0.28	1.86	21.19	21.11	14.81	24.40	385,433	0.95	0.95		1.29		132
10-31-05(1) - 02-28-06	19.06	(2)	0.06	*	1.28	1.34	0.16	—	—	0.16	20.24	18.61	7.08	(6.17)	365,374	1.06	1.00		0.86		41

(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
(3)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.
(6)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012

NOTE 1 — ORGANIZATION

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE.

Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable and market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended February 29, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported mounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value.

In addition, debt securities with longer duration, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter duration.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of February 29, 2012, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $841,763, which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of February 29, 2012. There were no credit events during the year ended February 29, 2012 that triggered any credit related contingent features.

The Fund’s master agreements with derivative counterparties have credit related contingent features

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements. There were no credit events during the year ended February 29, 2012 that triggered any credit related contingent features.

As of February 29, 2012, the Fund had a liability position of $6,640,052 on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of February 29, 2012, the Fund could have been required to pay this amount in cash to its counterparties. As of February 29, 2012 the Fund did not post collateral for its open derivatives transactions.

H. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of reign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the year ended February 29, 2012, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.

During the year ended February 29, 2012, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $2,580,446 and $111,815,462, respectively.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended February 29, 2012, the Fund had purchased futures contracts on various equity indices primarily to provide exposures to such index returns while allowing the fund managers to maintain a certain level of cash balances in the Fund. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended February 29, 2012, the Fund had an average notional value of $5,649,257 on purchased futures contracts.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund generates premiums and seeks gains by writing OTC call options on indices on a portion of the value of the equity portfolio. Please refer to Note 6 for the volume of written option activity during the year ended February 29, 2012.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 29, 2012, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. LLC (“ING IM”). Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.00% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

As of February 29, 2012, there are no amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of February 29, 2012, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Total
Global Advantage and Premium Opportunity	$16,512	$18,254	$34,766

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended February 29, 2012, excluding short-term securities, were $309,862,409 and $321,266,868, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on equity indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/11	271,023	$2,608,803
Options Written	2,627,984	44,735,048
Options Expired	(1,235,373)	(18,837,468)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(1,448,643)	(25,859,971)

Balance at 02/29/12	214,991	$2,646,412

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
2/29/2012	66,109	66,109	871,120	871,120
2/28/2011	144,848	144,848	1,917,476	1,917,476

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.

Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of the Fund's tax year ended December 31, 2011:

Paid-in Capital(1)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
$(21,768,695)	$20,022,613	$1,746,082

(1)	$21,768,646 relates to distributions in excess of net investment income taxed as ordinary income due to current year earnings and profits.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Under certain conditions, federal tax regulations may also cause some or all of the return of capital to be taxed as ordinary income.

The tax composition of dividends and distributions as of the Fund's most recent tax year-ends were as follows:

Tax Year Ended December 31, 2011	Tax Year Ended December 31, 2010
Ordinary Income	Ordinary Income
$24,121,012	$25,041,070

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2011 were:

Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(11,123,258)	$(3,824,866)	2017

The Fund's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of February 29, 2012, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund's tax year ended December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 10 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is

effective prospectively for interim and annual periods ginning after December 15, 2011. As of February 29, 2012, management of the Fund is currently assessing the potential impact to financial statement disclosure that may result from adopting this ASU.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 29, 2012, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.312	3/15/2012	4/16/2012	4/4/2012

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the balance sheet date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 100.1%
	Australia: 3.7%
26,916	BHP Billiton Ltd.	$1,042,070	0.4
23,066	Commonwealth Bank of Australia	1,218,137	0.5
695,275	Other Securities	6,448,362	2.8
		8,708,569	3.7
	Austria: 0.2%
26,579	Other Securities	409,922	0.2

	Belgium: 0.3%
33,108	Other Securities	653,079	0.3

	China: 0.1%
142,500	Other Securities	242,855	0.1

	Denmark: 0.2%
11,174	Other Securities	484,401	0.2

	Finland: 0.5%
31,442	Other Securities	1,055,141	0.5

	France: 3.4%
22,413	Total S.A.	1,253,799	0.6
261,774	Other Securities	6,577,066	2.8
		7,830,865	3.4
	Germany: 3.0%
13,019	BASF AG	1,142,987	0.5
146,930	Other Securities	5,761,839	2.5
		6,904,826	3.0
	Greece: 0.2%
46,669	Other Securities	417,768	0.2

	Hong Kong: 1.0%
866,530	Other Securities	2,326,697	1.0

	India: 0.0%
4,512	Other Securities	103,108	0.0

	Ireland: 0.2%
9,800	Other Securities	402,046	0.2

	Israel: 0.3%
42,264	Other Securities	598,346	0.3

	Italy: 1.3%
48,726	ENI S.p.A.	1,120,669	0.5
597,614	Other Securities	1,919,503	0.8
		3,040,172	1.3

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: 9.1%
1,889,684		Other Securities	$21,224,507	9.1

		Luxembourg: 0.3%
37,398		Other Securities	771,295	0.3

		Macau: 0.1%
53,200		Other Securities	197,986	0.1

		Mexico: 0.2%
13,278		Other Securities	401,099	0.2

		Netherlands: 1.7%
37,115		Royal Dutch Shell PLC - Class B	1,375,733	0.6
130,923		Other Securities	2,551,135	1.1
			3,926,868	1.7
		New Zealand: 0.1%
133,464		Other Securities	253,578	0.1

		Norway: 0.5%
82,737		Other Securities	1,237,969	0.5

		Portugal: 0.2%
141,167		Other Securities	479,162	0.2

		Singapore: 0.7%
486,000		Other Securities	1,723,629	0.7

		Spain: 2.1%
130,215		Banco Santander Central Hispano S.A.	1,077,879	0.5
402,642		Other Securities	3,772,107	1.6
			4,849,986	2.1
		Sweden: 1.7%
223,976		Other Securities	3,939,787	1.7

		Switzerland: 3.5%
36,143		Nestle S.A.	2,209,596	1.0
30,947		Novartis AG	1,686,804	0.7
4,987		Roche Holding AG - Genusschein	868,010	0.4
576	#	Synthes, Inc.	99,718	0.1
3,103	@	Zurich Financial Services AG	782,103	0.3
91,787		Other Securities	2,413,328	1.0
			8,059,559	3.5

See Accompanying Notes to Financial Statements

20

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 8.4%
23,247	AstraZeneca PLC	$1,040,240	0.4
152,019	BP PLC	1,189,477	0.5
28,727	British American Tobacco PLC	1,448,992	0.6
37,781	Diageo PLC	902,062	0.4
151,098	HSBC Holdings PLC	1,338,651	0.6
410,624	Vodafone Group PLC	1,106,180	0.5
1,244,394	Other Securities	12,536,049	5.4
		19,561,651	8.4
	United States: 57.1%
10,003	Apple, Inc.	5,426,027	2.3
45,900	AT&T, Inc.	1,404,081	0.6
17,000	Berkshire Hathaway, Inc.	1,333,650	0.6
18,842	Chevron Corp.	2,056,039	0.9
23,100	Citigroup, Inc.	769,692	0.3
15,172	Coca-Cola Co.	1,059,916	0.5
27,455	Comcast Corp. - Class A	806,628	0.3
11,300	ConocoPhillips	865,015	0.4
12,200	Devon Energy Corp.	894,382	0.4
12,200	Diamond Offshore Drilling	835,334	0.4
21,300	Eli Lilly & Co.	835,812	0.4
47,569	ExxonMobil Corp.	4,114,719	1.8
88,316	General Electric Co.	1,682,420	0.7
19,900	Gilead Sciences, Inc.	905,450	0.4
2,369	Google, Inc. - Class A	1,464,634	0.6
10,089	International Business Machines Corp.	1,984,809	0.9
20,675	Johnson & Johnson	1,345,529	0.6
34,257	JPMorgan Chase & Co.	1,344,245	0.6
22,500	Marathon Oil Corp.	762,525	0.3
11,900	McDonald’s Corp.	1,181,432	0.5
24,527	Merck & Co., Inc.	936,196	0.4
81,262	Microsoft Corp.	2,579,256	1.1
12,600	Northrop Grumman Corp.	753,606	0.3
40,375	Oracle Corp.	1,181,776	0.5
57,755	Pfizer, Inc.	1,218,630	0.5
12,070	Philip Morris International, Inc.	1,008,086	0.4
21,050	Procter & Gamble Co.	1,421,296	0.6
10,405	Schlumberger Ltd.	807,532	0.4

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
35,755		Verizon Communications, Inc.	$1,362,623	0.6
5,333		VF Corp.	778,885	0.3
15,367		Wal-Mart Stores, Inc.	907,882	0.4
36,971		Wells Fargo & Co.	1,156,823	0.5
19,400	@	Western Digital Corp.	761,450	0.3
2,592,432		Other Securities	86,593,494	37.3
			132,539,874	57.1
		Total Common Stock (Cost $222,994,643)	232,344,745	100.1

PREFERRED STOCK: 0.2%
		Germany: 0.2%
3,064		Other Securities	572,049	0.2
		Total Preferred Stock (Cost $495,976)	572,049	0.2
		Total Long-Term Investments (Cost $223,490,619)	232,916,794	100.3

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
3,708,235		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,708,235)	3,708,235	1.6
		Total Short-Term Investments (Cost $3,708,235)	3,708,235	1.6

		Total Investments in Securities (Cost $227,198,854)	$236,625,029	101.9
		Liabilities in Excess of Other Assets	(4,469,015)	(1.9)

		Net Assets	$232,156,014	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of February 29, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

See Accompanying Notes to Financial Statements

21

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

Cost for federal income tax purposes is $228,899,326.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,095,722
Gross Unrealized Depreciation	(10,370,019)

Net Unrealized Appreciation	$7,725,703

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	11.1%
Consumer Staples	11.0
Energy	11.0
Financials	16.9
Health Care	10.4
Industrials	12.1
Information Technology	13.2
Materials	6.3
Telecommunications	3.9
Utilities	4.4
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(1.9)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 29, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 2/29/2012
Asset Table
Investments, at value
Common Stock
Australia	$1,042,070	$7,666,499	$—	$8,708,569
Austria	—	409,922	—	409,922
Belgium	59	653,020	—	653,079
China	—	242,855	—	242,855
Denmark	—	484,401	—	484,401
Finland	—	1,055,141	—	1,055,141
France	—	7,830,865	—	7,830,865
Germany	—	6,904,826	—	6,904,826
Greece	325,214	92,554	—	417,768
Hong Kong	4,872	2,321,825	—	2,326,697
India	—	103,108	—	103,108
Ireland	402,046	—	—	402,046
Israel	—	598,346	—	598,346
Italy	—	3,040,172	—	3,040,172
Japan	—	21,224,507	—	21,224,507
Luxembourg	—	771,295	—	771,295
Macau	—	197,986	—	197,986
Mexico	—	401,099	—	401,099
Netherlands	61,036	3,865,832	—	3,926,868
New Zealand	—	253,578	—	253,578
Norway	—	1,237,969	—	1,237,969
Portugal	—	479,162	—	479,162
Singapore	—	1,723,629	—	1,723,629
Spain	—	4,849,986	—	4,849,986
Sweden	—	3,939,787	—	3,939,787
Switzerland	7,171	8,052,388	—	8,059,559
United Kingdom	—	19,561,651	—	19,561,651
United States	132,539,874	—	—	132,539,874

Total Common Stock	134,382,342	97,962,403	—	232,344,745

See Accompanying Notes to Financial Statements

22

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 2/29/2012
Preferred Stock	$—	$572,049	$—	$572,049
Short-Term Investments	3,708,235	—	—	3,708,235

Total Investments, at value	$138,090,577	$98,534,452	$—	$236,625,029

Other Financial Instruments+
Futures	112,088	—	—	112,088
Forward Foreign Currency Contracts	—	841,763	—	841,763

Total Assets	$138,202,665	$99,376,215	$—	$237,578,880

Liabilities Table
Other Financial Instruments+
Written Options	$—	$(4,364,171)	$—	$(4,364,171)
Forward Foreign Currency Contracts	—	(2,275,881)	—	(2,275,881)

Total Liabilities	$—	$(6,640,052)	$—	$(6,640,052)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the year ended February 29, 2012:

	Beginning Balance 2/28/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 2/29/2012
Asset Table
Investments, at value
Common Stock	$112,948	$—	$—	$—	$—	$—	$—	$(112,948)	$—
Rights	14		—		—	—		(14)	—

Total Investments, at value	$112,962	$—	$—	$—	$—	$—	$—	$(112,962)	$—

As of February 29, 2012, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the year ended February 29, 2012.

See Accompanying Notes to Financial Statements

23

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

At February 29, 2012 , the following forward foreign currency contracts were outstanding for the ING Global Advantage and Premium Opportunity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Norwegian Krone	6,300,000	Sell	03/21/12	$1,058,411	$1,126,095	$(67,684)
Barclays Bank PLC	Australian Dollar	700,000	Sell	03/21/12	735,038	748,870	(13,832)
Brown Brothers Harriman	British Pound	12,400,000	Sell	03/21/12	19,244,800	19,724,148	(479,348)
Brown Brothers Harriman	Swiss Franc	750,000	Sell	03/21/12	810,071	829,178	(19,107)
Brown Brothers Harriman	Singapore Dollar	1,700,000	Sell	03/21/12	1,300,589	1,359,308	(58,719)
Brown Brothers Harriman	Danish Krone	5,000,000	Sell	03/21/12	877,231	896,106	(18,875)
Brown Brothers Harriman	Swedish Krona	10,000,000	Sell	03/21/12	1,485,771	1,509,992	(24,221)
JPMorgan Chase & Co.	Japanese Yen	1,430,000,000	Sell	03/21/12	18,382,637	17,594,485	788,152
JPMorgan Chase & Co.	Japanese Yen	175,000,000	Sell	03/21/12	2,206,782	2,153,171	53,611
JPMorgan Chase & Co.	EU Euro	19,500,000	Sell	03/21/12	25,402,357	25,982,089	(579,732)
JPMorgan Chase & Co.	EU Euro	2,500,000	Sell	03/21/12	3,257,228	3,331,038	(73,810)
JPMorgan Chase & Co.	British Pound	925,000	Sell	03/21/12	1,440,265	1,471,358	(31,093)
UBS Warburg LLC	Swiss Franc	5,800,000	Sell	03/21/12	6,211,247	6,412,305	(201,058)
UBS Warburg LLC	Australian Dollar	7,000,000	Sell	03/21/12	6,877,010	7,488,709	(611,699)
UBS Warburg LLC	Swedish Krona	14,900,000	Sell	03/21/12	2,153,185	2,249,888	(96,703)

							$(1,434,118)

ING Global Advantage and Premium Opportunity Fund Open Futures Contracts on February 29, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	23	03/16/12	$1,794,805	$25,675
S&P 500 E-Mini	38	03/16/12	2,592,360	86,413

			$4,387,165	$112,088

ING Global Advantage and Premium Opportunity Fund Written OTC Options on February 29, 2012:

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Indices
1,501	UBS Warburg LLC	Call on S&P/ASX 200 Index	4,181.900	AUD	03/15/12	$91,790	$(192,566)
5,189	Morgan Stanley	Call on Euro Stoxx 50® Index	2,489.350	EUR	03/15/12	436,144	(345,636)
2,589	JPMorgan Chase & Co.	Call on FTSE 100 Index	5,885.380	GBP	03/15/12	375,667	(205,821)
137,136	Morgan Stanley	Call on Nikkei 225 Index	9,238.100	JPY	03/15/12	306,587	(873,330)
68,576	Goldman Sachs & Co.	Call on S&P 500® Index	1,325.540	USD	03/01/12	1,436,224	(2,746,818)

			Total Written OTC Options			$2,646,412	$(4,364,171)

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

24

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 29, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 29, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$841,763
Equity contracts	Net Assets- Unrealized appreciation*	112,088

Total Asset Derivatives		$953,851

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,275,881
Equity contracts	Written options, at fair value	4,364,171

Total Liability Derivatives		$6,640,052

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended February 29, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$787,835	$10,316,146	$11,103,981
Foreign exchange contracts	(386,440)	—	—	(386,440)

Total	$(386,440)	$787,835	$10,316,146	$10,717,541

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$(6,051)	$(2,508,015)	$(2,514,066)
Foreign exchange contracts	1,264,098	—	—	1,264,098

Total	$1,264,098	$(6,051)	$(2,508,015)	$(1,249,968)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 29, 2012
% of Total Net Assets against which calls written	67.58%
Average Days to Expiration at time written	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$2,646,412
Value of calls	$(4,364,171)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

25

TAX INFORMATION (UNAUDITED)

Dividends paid during the tax year ended December 31, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING Global Advantage and Premium Opportunity Fund	NII	$1.3170

NII - Net investment income

Of the ordinary distributions made during the tax year ended December 31, 2011, 10.55% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the tax year ended December 31, 2011, 23.90% of ordinary income dividends paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)(3)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	October 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	138	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	July 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	October 2007 - Present	Retired.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	July 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	July 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Trustee	July 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)(3)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC (December 2005 - Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. At each annual meeting, one class of Trustees is elected to a three - year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is an Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Funds, under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of March 31, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	July 2005 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	July 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investment Management LLC. (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2005 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (March 2012 - Present). Formerly, Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - March 2012) and Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	July 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	July 2005 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	July 2005 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	January 2007 - Present February 2012 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	July 2005 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	July 2005 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the existing investment advisory and sub-advisory contracts for the ING Global Advantage and Premium Opportunity Fund (the “Fund”) will remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Fund and the sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Co. LLC (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the funds under its jurisdiction, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Fund’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new ING Funds.

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to the IRCs jointly which provide oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer; and (10) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. (“ING Groep”) the ultimate parent company of the Adviser

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and Sub-Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2013. In addition ING Groep also announced that it will pursue an initial public offering for its European based insurance and investment management operations and explore options other than an initial public offering for its Asian insurance and investment management operations. The Board further noted that this separation may result in the Adviser and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Fund would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Fund and the Adviser and Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Fund as the Adviser and Sub-Adviser currently provide. In this regard, the Board noted that the Adviser and Sub-Adviser did not currently anticipate that the separation would have a material adverse impact on the Fund or their operations and administration.

The Fund’s common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also noted that the Adviser regularly monitors performance, personnel, compliance

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by

Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Fund’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing the advisory and sub-advisory relationships for the Fund, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2011.

The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s shareholder report. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts the Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, three-year, and five-year periods, but underperformed for the year-to-date and one-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the five-year period, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the reasonableness of the Fund’s performance during certain periods; (2) Management’s discussion of the effect that sector allocation and the Fund’s currency hedging strategies had on the Fund’s performance; (3) Management’s representations regarding the effect that the Fund’s call options strategy on the Fund’s overall performance; and (4) that there had been changes to the Fund’s portfolio management team in September 2010 and January 2011.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. In this regard, the Board considered that although the Fund does not have advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund,

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

In analyzing the profitability of the Adviser and Sub-Adviser in connection with their services to the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser which was prepared by Management in accordance with the allocation methodology (including stated assumptions) contained in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the

Adviser. In this regard, the Board also noted that the Adviser (and not the Fund) pays the sub-advisory fees earned by the Sub-Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in fee rates; changes in sub-advisers or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

36

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual meeting of shareholders of the ING Global Advantage and Premium Opportunity Fund was held July 6, 2011, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	To elect four members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all four individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class III Trustees	J. Michael Earley	14,556,076.761	293,494.010		14,849,570.771
	Patrick W. Kenny	14,561,896.189	287,674.582		14,849,570.771
	Shaun P. Mathews	14,567,701.023	281,869.748		14,849,570.771
	Roger B. Vincent	14,562,857.694	286,713.077		14,849,570.771

*	Proposal Passed

37

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Strategy changes during the period are listed below. Effective November 28, 2011, Pranay Gupta was removed and Sam Lam was added as individuals who are responsible for the day-to-day management of the Fund’s portfolio.

During the fiscal year, the Fund reduced its quarterly distribution from $0.335 to $0.312 per quarter, commencing with the distribution paid on January 17, 2012.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar

38

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2012 DISTRIBUTIONS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
March 15, 2012	April 2, 2012	April 16, 2012
June 15, 2012	July 2, 2012	July 16, 2012
September 17, 2012	October 1, 2012	October 15, 2012
December 17, 2012	December 27, 2012	January 15, 2013

Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

39

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 29, 2012 was 12,444, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 29, 2011 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

40

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, New Jersey 07310-1900

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

AR-UIGA	(0212-042012)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(l), Exhibit 99,CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year were $25,000 for the year ended February 29, 2012 and $24,500 for year ended February 28, 2011.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are seasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for the year ended February 29, 2012 and $2,150 for the year ended February 28, 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $7,590 in the year ended February 29, 2012 and $7,648 in the year ended February 28, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for all other fees were $2,458 for the year ended February 29, 2012 and $2,500 for the year ended February 28, 2011.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

3

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

4

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 17, 2011

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,000 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services

Dated: January 1, 2012 to December 31, 2012

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

12

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $1,233,678 for the year ended February 29, 2012 and $1,084,113 for year ended February 28, 2011.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.	Not applicable.

13

Item 6.	Schedule of Investments.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Global Advantage and Premium Opportunity Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments, of ING Global Advantage and Premium Opportunity Fund as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified report thereon dated April 26, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR. The portfolio of investments is the responsibility of management. Our responsibility is to express an opinion on the portfolio of investments based on our audits.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

April 26, 2012

PORTFOLIO OF INVESTMENTS
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	AS OF FEBRUARY 29, 2012

	Shares					Value	Percentage of Net Assets

COMMON STOCK:				100.1%
			Australia:		3.7%
	8,919		AGL Energy Ltd.			133,247	0.1
	7,973		AMP Ltd.			34,076	0.0
	1,925		ASX Ltd.			63,807	0.0
	14,458		Australia & New Zealand Banking Group Ltd.			338,214	0.2
	10,613		Bendigo Bank Ltd.			87,768	0.1
	26,916		BHP Billiton Ltd.			1,042,070	0.4
	3,815		Brambles Ltd.			29,544	0.0
	19,699		Caltex Australia Ltd.			290,297	0.1
	1,320		Campbell Brothers Ltd.			83,640	0.0
	65,486		CFS Retail Property Trust			124,442	0.1
	3,791		Coca-Cola Amatil Ltd.			48,716	0.0
	23,066		Commonwealth Bank of Australia			1,218,137	0.5
	7,533		Computershare Ltd.			62,276	0.0
	975		CSL Ltd.			34,224	0.0
	8,539		Fortescue Metals Group Ltd.			50,461	0.0
	59,995		Goodman Group			44,165	0.0
	12,275		GPT Group			40,980	0.0
	29,060		Iluka Resources Ltd.			515,372	0.2
	17,436		Insurance Australia Group			61,583	0.0
	12,577		Macquarie Group Ltd.			358,624	0.2
	60,650		Metcash Ltd.			275,380	0.1
	52,497		Mirvac Group			67,307	0.0
	23,866		National Australia Bank Ltd.			602,474	0.3
	3,642		Newcrest Mining Ltd.			129,981	0.1
	37,380		OneSteel Ltd.			42,233	0.0
	3,441		Orica Ltd.			100,077	0.1
	5,404		Origin Energy Ltd.			78,600	0.0
	5,666		QBE Insurance Group Ltd.			70,351	0.0
	2,444		Ramsay Health Care Ltd.			48,044	0.0
	6,534		Rio Tinto Ltd.			469,412	0.2
	15,947		Sonic Healthcare Ltd.			205,361	0.1
	25,625		Stockland			86,614	0.1
	11,702		Suncorp-Metway Ltd.			102,303	0.1
	17,705		TABCORP Holdings Ltd.			51,729	0.0
	11,731		Tattersall’s Ltd.			29,884	0.0
	31,892		Telstra Corp., Ltd.			112,523	0.1
	6,936		Westfield Group			65,102	0.0
	30,188		Westfield Retail Trust			81,084	0.0
	32,597		Westpac Banking Corp.			727,199	0.3
	6,120		Woodside Petroleum Ltd.			243,107	0.1
	16,919		Woolworths Ltd.			458,161	0.2

						8,708,569	3.7

			Austria:		0.2%
	16,995		Immofinanz Immobilien Anlagen AG			59,412	0.0
	5,877		OMV AG			218,323	0.1
	1,550		Raiffeisen International Bank Holding AG			55,848	0.0
	2,157		Voestalpine AG			76,339	0.1

						409,922	0.2

			Belgium:		0.3%
	22,364		Anheuser-Busch InBev NV			59	0.0
	767		Anheuser-Busch InBev NV			51,528	0.0
	6,362		Groupe Bruxelles Lambert S.A.			477,575	0.2
	1,304		KBC Groep NV			30,693	0.0
	2,311		UCB S.A.			93,224	0.1

						653,079	0.3

			China:		0.1%
	68,500		BOC Hong Kong Holdings Ltd.			191,070	0.1
	74,000	@	Foxconn International Holdings Ltd.			51,785	0.0

						242,855	0.1

			Denmark:		0.2%
	1,215		Coloplast A/S			199,567	0.1
	1,312		Novo-Nordisk A/S			183,913	0.1
	1,490		Novozymes A/S			44,295	0.0
	7,157		TDC A/S			56,626	0.0

						484,401	0.2

			Finland:		0.5%
	9,299		Metso OYJ			442,294	0.2
	5,789		Nokia OYJ			30,424	0.0
	10,074		Nokian Renkaat OYJ			447,182	0.2
	6,280		Orion Oyj			135,241	0.1

						1,055,141	0.5

			France:		3.4%
	45,892		Alcatel-Lucent			114,333	0.0
	4,939		Arkema			450,385	0.2
	20,549		AXA S.A.			330,682	0.1
	8,188		BNP Paribas			398,483	0.2
	12,057		Bouygues S.A.			381,949	0.2
	1,964		Casino Guichard Perrachon S.A.			191,140	0.1
	2,725		Cie Generale de Geophysique-Veritas			83,360	0.0
	1,406		Christian Dior S.A.			217,330	0.1
	1,741		Cie Generale des Etablissements Michelin			119,815	0.0
	7,105		CNP Assurances			102,379	0.0
	22,516		Credit Agricole S.A.			143,801	0.1
	8,434		Electricite de France SA			209,568	0.1
	2,776		Cie Generale D’Optique Essilor International S.A.			220,902	0.1
	497		Fonciere Des Regions			35,922	0.0
	4,258		France Telecom S.A.			64,924	0.0
	358		Gecina S.A.			34,238	0.0
	5,965		Groupe Danone			402,751	0.2
	370		ICADE			30,548	0.0
	13,566		Klepierre			429,421	0.2
	1,514		L’Oreal S.A.			172,040	0.1
	37,502		Natixis			135,270	0.1
	2,190		Peugeot S.A.			43,772	0.0
	7,007		Sanofi-Aventis			518,329	0.2
	13,503		Scor S.A.			357,129	0.2
	1,814		Societe BIC S.A.			182,053	0.1
	20,399		Societe Generale			656,620	0.3
	3,069		Sodexho Alliance S.A.			235,599	0.1

22,413		Total S.A.		1,253,798	0.5
651		Unibail		125,294	0.1
8,819		Vivendi		189,030	0.1

				7,830,865	3.4

		Germany:	3.0%
2,076		Allianz AG		251,770	0.1
13,019		BASF AG		1,142,987	0.5
2,592		Bayer AG		191,736	0.1
5,977		Bayerische Motoren Werke AG		551,894	0.3
15,811		Celesio AG		292,994	0.1
1,455		DaimlerChrysler AG		87,943	0.1
5,408		Deutsche Bank AG		252,361	0.1
1,296		Deutsche Boerse AG		86,044	0.0
2,487		Deutsche Lufthansa AG		34,539	0.0
36,882		Deutsche Post AG		648,095	0.3
21,248		Deutsche Telekom AG		247,140	0.1
1,316		E.ON AG		30,170	0.0
2,906		Fresenius AG		300,487	0.1
1,906		Henkel KGaA - Vorzug		123,927	0.1
3,688		Infineon Technologies AG		37,234	0.0
553		K+S AG		27,614	0.0
1,050		Kabel Deutschland Holding AG		63,060	0.0
4,221		Lanxess		316,030	0.1
799		Metro AG		31,591	0.0
990		Muenchener Rueckversicherungs AG		144,352	0.1
7,939		RWE AG		361,386	0.2
603		Salzgitter AG		36,806	0.0
6,363		SAP AG		429,587	0.2
6,498		Siemens AG		647,629	0.3
6,844		Suedzucker AG		198,391	0.1
3,193		United Internet AG		61,560	0.0
403		Volkswagen AG		68,283	0.0
2,426		Wacker Chemie AG		239,216	0.1

				6,904,826	3.0

		Greece:	0.2%
17,312	@	Coca-Cola Hellenic Bottling Co. S.A.		325,214	0.2
29,357		Hellenic Telecommunications Organization S.A.		92,554	0.0

				417,768	0.2

		Hong Kong:	1.0%
27,370		AIA Group Ltd.		103,312	0.1
95,000		Cathay Pacific Airways Ltd.		187,751	0.1
15,000		Cheung Kong Holdings Ltd.		218,568	0.1
35,000		Cheung Kong Infrastructure Holdings Ltd.		204,941	0.1
4,500		CLP Holdings Ltd.		39,675	0.0
54,000		First Pacific Co.		60,439	0.0
6,000		Henderson Land Development Co., Ltd.		37,513	0.0
6,760	@	HKT Trust / HKT Ltd.		4,872	0.0
1,900		Hong Kong Exchanges and Clearing Ltd.		35,207	0.0
12,500		HongKong Electric Holdings		93,599	0.0
9,000		Hysan Development Co., Ltd.		39,125	0.0
39,000		Link Real Estate Investment Trust		146,071	0.1
39,000		New World Development Ltd.		53,455	0.0
60,000		NWS Holdings Ltd.		99,264	0.0
355,000		PCCW Ltd.		131,031	0.1
19,000		Sun Hung Kai Properties Ltd.		291,532	0.1
31,500		Swire Pacific Ltd.		357,459	0.2
11,000		Wharf Holdings Ltd.		68,681	0.0
45,000		Wheelock & Co., Ltd.		154,202	0.1

				2,326,697	1.0

		India:	0.0%
4,512		Vedanta Resources PLC		103,108	0.0
		Ireland: 0.2%
2,900		Accenture PLC		172,666	0.1
4,500		Ingersoll-Rand PLC		179,460	0.1
2,400		XL Group PLC		49,920	0.0

				402,046	0.2

		Israel:	0.3%
8,475		Bank Hapoalim BM		27,267	0.0
14,578		Bank Leumi Le-Israel BM		41,940	0.0
3,908		Israel Chemicals Ltd.		41,012	0.0
4,939		Mizrahi Tefahot Bank Ltd.		38,798	0.0
1,339		NICE Systems Ltd.		45,612	0.1
9,025		Teva Phaemaceutical Industries Ltd.		403,717	0.2

				598,346	0.3

		Italy:	1.3%
2,800		Assicurazioni Generali S.p.A.		45,139	0.0
14,810		Banca Carige S.p.A		22,686	0.0
66,433		Banca Monte dei Paschi di Siena S.p.A.		35,480	0.0
153,963		Enel S.p.A.		617,628	0.3
48,726		ENI S.p.A.		1,120,669	0.5
3,876		Exor S.p.A.		97,572	0.0
68,576		Fiat S.p.A		395,277	0.2
109,527		Intesa Sanpaolo S.p.A.		213,496	0.1
25,333		Pirelli & C S.p.A.		263,711	0.1
139,031		Telecom Italia S.p.A.		159,714	0.1
13,265	@	UniCredit SpA		68,800	0.0

				3,040,172	1.3

		Japan:	9.1%
31,800		Aeon Co., Ltd.		404,587	0.2
17,900		Aeon Mall Co., Ltd.		401,291	0.2
900		Aisin Seiki Co., Ltd.		31,974	0.0
700		Alfresa Holdings Corp.		30,834	0.0
5,400		Asahi Group Holdings, Ltd		118,298	0.1
38,000		Asahi Kasei Corp.		240,790	0.1
700		Benesse Corp.		32,244	0.0
8,200		Canon, Inc.		373,947	0.2
54		Central Japan Railway Co.		443,665	0.2
12,000		Chiyoda Corp.		154,005	0.1
1,700		Chubu Electric Power Co., Inc.		31,087	0.0
5,000		Coca-Cola West Co., Ltd.		85,167	0.0
3,000		Dai Nippon Printing Co., Ltd.		30,939	0.0
25,300		Daiichi Sankyo Co., Ltd.		465,163	0.2

14,100	Dainippon Sumitomo Pharma Co., Ltd.	146,457	0.1
5,600	Daito Trust Construction Co., Ltd.	494,134	0.2
10,000	Daiwa House Industry Co., Ltd.	128,442	0.1
1,000	Dena Co., Ltd.	32,561	0.0
3,481	East Japan Railway Co.	222,823	0.1
7,200	Eisai Co., Ltd.	291,367	0.1
13,500	Electric Power Development Co., Ltd.	345,260	0.1
18,000	Fuji Heavy Industries Ltd.	137,628	0.1
8,500	Fuji Photo Film Co., Ltd.	216,783	0.1
39,000	Fujitsu Ltd.	212,172	0.1
25,000	Fukuoka Financial Group, Inc.	108,955	0.0
2,000	Gree, Inc.	62,534	0.0
12,000	Gunma Bank Ltd.	64,734	0.0
10,000	Hachijuni Bank Ltd.	58,713	0.0
6,000	Honda Motor Co., Ltd.	230,447	0.1
2,300	Idemitsu Kosan Co., Ltd.	237,258	0.1
12,000	IHI Corp.	30,479	0.0
5	Inpex Holdings, Inc.	35,478	0.0
22,600	Itochu Corp.	257,234	0.1
5,000	Iyo Bank Ltd.	45,349	0.0
183	Japan Retail Fund Investment Corp.	274,876	0.1
16	Japan Tobacco, Inc.	85,000	0.0
405	Jupiter Telecommunications Co.	395,976	0.2
10,100	JX Holdings, Inc.	63,459	0.0
11,600	Kansai Electric Power Co., Inc.	191,815	0.1
5,400	Kao Corp.	138,475	0.1
11,000	Kawasaki Heavy Industries Ltd.	34,761	0.0
15,000	Kawasaki Kisen Kaisha Ltd.	31,681	0.0
37	KDDI Corp.	234,903	0.1
20,000	Kirin Brewery Co., Ltd.	235,913	0.1
95,000	Kobe Steel Ltd.	165,171	0.1
2,000	Koito Manufacturing Co., Ltd.	34,385	0.0
1,700	Konami Corp.	46,953	0.0
19,500	Konica Minolta Holdings, Inc.	165,097	0.1
1,800	Kyocera Corp.	159,735	0.1
37,000	Marubeni Corp.	264,560	0.1
2,500	Maruichi Steel Tube Ltd.	55,813	0.0
55,000	Mazda Motor Corp.	91,505	0.0
4,286	Miraca Holdings, Inc.	163,774	0.1
40,500	Mitsubishi Chemical Holdings Corp.	234,979	0.1
15,200	Mitsubishi Corp.	373,544	0.2
3,000	Mitsubishi Electric Corp.	27,041	0.0
11,000	Mitsubishi Estate Co., Ltd.	199,290	0.1
16,000	Mitsubishi Gas Chemical Co., Inc.	101,559	0.0
6,000	Mitsubishi Logistics Corp.	70,520	0.0
70,700	Mitsubishi UFJ Financial Group, Inc.	365,386	0.2
1,160	Mitsubishi UFJ Lease & Finance Co., Ltd.	49,607	0.0
19,800	Mitsui & Co., Ltd.	341,282	0.1
2,497	Mitsui Fudosan Co., Ltd.	47,332	0.0
98,000	Mitsui OSK Lines Ltd.	447,946	0.2
4,800	Mitsui Sumitomo Insurance Group Holdings, Inc.	103,390	0.0
81,323	Mizuho Financial Group, Inc.	136,692	0.1
13,600	Namco Bandai Holdings, Inc.	190,891	0.1
7,500	Nippon Paper Group, Inc.	161,025	0.1
322,000	Nippon Sheet Glass Co., Ltd.	540,603	0.2
3,400	Nippon Telegraph & Telephone Corp.	160,046	0.1
57,000	Nippon Yusen KK	170,820	0.1
21,163	Nishi-Nippon City Bank Ltd.	60,108	0.0
22,500	Nissan Motor Co., Ltd.	232,098	0.1
1,600	NOK Corp.	32,342	0.0
7,300	Nomura Holdings, Inc.	33,928	0.0
28,000	Nomura Real Estate Holdings, Inc.	487,579	0.2
12,000	Nomura Research Institute Ltd.	286,069	0.1
90	NTT DoCoMo, Inc.	153,516	0.1
42	NTT Urban Development Corp.	33,802	0.0
6,200	Oracle Corp. Japan	223,497	0.1
600	Oriental Land Co., Ltd.	62,176	0.0
1,630	ORIX Corp.	157,091	0.1
3,200	Rinnai Corp.	232,327	0.1
8,400	Sankyo Co., Ltd.	404,488	0.2
11,800	Sega Sammy Holdings, Inc.	223,555	0.1
5,400	Seven & I Holdings Co., Ltd.	149,170	0.1
43,000	Sharp Corp.	303,822	0.1
1,700	Shikoku Electric Power Co., Inc.	46,736	0.0
2,400	Shionogi & Co., Ltd.	33,301	0.0
3,000	Shizuoka Bank Ltd.	30,489	0.0
14,000	Showa Denko KK	31,931	0.0
12,000	Softbank Corp.	357,971	0.2
43,300	Sumitomo Corp.	642,687	0.3
9,000	Sumitomo Metal Mining Co., Ltd.	133,950	0.1
7,900	Sumitomo Mitsui Financial Group, Inc.	268,131	0.1
7,400	T&D Holdings, Inc.	86,343	0.0
59,000	Taiyo Nippon Sanso Corp.	392,133	0.2
3,332	Takeda Pharmaceutical Co., Ltd.	150,357	0.1
17,400	Tohoku Electric Power Co., Inc.	204,168	0.1
3,289	Tokio Marine Holdings, Inc.	90,834	0.0
4,400	Tokyo Electron Ltd.	244,535	0.1
7,000	Tokyu Land Corp.	33,782	0.0
4,000	Toppan Printing Co., Ltd.	31,486	0.0
12,000	Toshiba Corp.	52,863	0.0
7,500	Toyoda Gosei Co., Ltd.	142,220	0.1
9,300	Toyota Boshoku Corp.	116,976	0.0
16,200	Toyota Motor Corp.	673,427	0.3
19,900	Toyota Tsusho Corp.	400,272	0.2
7,900	Trend Micro, Inc.	230,583	0.1
1,141	Yahoo! Japan Corp.	360,675	0.2

9,750		Yamada Denki Co., Ltd.		634,485	0.3

				21,224,507	9.1

		Luxembourg:	0.3%
12,755		ArcelorMittal		268,834	0.1
5,101		SES S.A.		122,905	0.0
19,542		Tenaris S.A.		379,556	0.2

				771,295	0.3

		Macau:	0.1%
53,200		Sands China Ltd.		197,986	0.1

		Mexico:	0.2%
13,278		Fresnillo PLC		401,099	0.2

		Netherlands:	1.7%
17,798		Aegon NV		93,145	0.1
2,086		ASML Holding NV		94,848	0.1
602		Corio NV		28,828	0.0
3,310		Delta Lloyd NV		61,339	0.0
7,497		European Aeronautic Defence and Space Co. NV		271,487	0.1
1,156		Heineken NV		61,036	0.0
43,353		Koninklijke KPN NV		469,180	0.2
19,231		Reed Elsevier NV		237,169	0.1
20,586		Royal Dutch Shell PLC - Class A		749,046	0.3
37,115		Royal Dutch Shell PLC - Class B		1,375,733	0.6
13,680		Unilever NV		454,865	0.2
1,624		Wolters Kluwer NV		30,192	0.0

				3,926,868	1.7

		New Zealand:	0.1%
69,519		Auckland International Airport Ltd.		139,421	0.1
63,945		Telecom Corp. of New Zealand Ltd.		114,157	0.0

				253,578	0.1

		Norway:	0.5%
22,405		DnB NOR ASA		287,582	0.1
5,021		Gjensidige Forsikring ASA		60,126	0.0
36,931		Orkla ASA		307,170	0.1
3,522		SeaDrill Ltd.		145,841	0.1
9,522		Telenor ASA		175,674	0.1
5,336		Yara International ASA		261,576	0.1

				1,237,969	0.5

		Portugal:	0.2%
45,091		Banco Espirito Santo S.A.		99,235	0.0
89,583		Energias de Portugal S.A.		260,381	0.1
6,493	@	Jeronimo Martins		119,546	0.1

				479,162	0.2

		Singapore:	0.7%
8,000		DBS Group Holdings Ltd.		90,453	0.0
64,000		Golden Agri-Resources Ltd.		37,221	0.0
11,000		Jardine Cycle & Carriage Ltd.		419,457	0.2
30,000		Keppel Corp., Ltd.		264,149	0.1
26,000		Olam International Ltd.		49,214	0.0
5,000		Oversea-Chinese Banking Corp.		35,778	0.0
19,000		Singapore Airlines Ltd.		166,914	0.1
13,000		Singapore Telecommunications Ltd.		32,908	0.0
7,000		United Overseas Bank Ltd.		100,634	0.1
75,000		United Overseas Land Ltd.		280,400	0.1
228,000		Yangzijiang Shipbuilding Holdings Ltd.		246,501	0.1

				1,723,629	0.7

		Spain:	2.1%
12,182		ACS Actividades de Construccion y Servicios S.A.		361,260	0.2
2,480		Amadeus IT Holding S.A.		47,110	0.0
130,215		Banco Santander Central Hispano S.A.		1,077,879	0.5
39,676		Banco Bilbao Vizcaya Argentaria S.A.		355,195	0.2
92,085		Criteria Caixacorp S.A.		433,118	0.2
1,198		Fomento de Construcciones y Contratas S.A.		30,254	0.0
32,937		Ferrovial SA		415,993	0.2
86,851		Iberdrola S.A.		513,140	0.2
2,359		Inditex S.A.		217,112	0.1
27,984		Indra Sistemas S.A.		354,677	0.1
72,827		Corp. Mapfre S.A.		250,130	0.1
3,770		Red Electrica de Espana		190,076	0.1
13,577		Repsol YPF S.A.		353,589	0.1
14,716		Telefonica S.A.		250,453	0.1

				4,849,986	2.1

		Sweden:	1.7%
8,677		Assa Abloy AB		263,466	0.1
11,731		Atlas Copco AB - Class A		305,705	0.1
21,888		Boliden AB		382,088	0.2
18,760		Telefonaktiebolaget LM Ericsson		187,941	0.1
6,426		Getinge AB		183,694	0.1
1,972		Hexagon AB		39,674	0.0
7,292		Holmen AB		211,532	0.1
4,464		Investor AB		99,425	0.0
2,525		Kinnevik Investment AB		57,629	0.0
1,409		Millicom International Cellular S.A.		157,936	0.1
7,043		Nordea Bank AB		67,875	0.0
30,970		Ratos AB		401,474	0.2
12,647		Scania AB - B Shares		253,399	0.1
41,289		Securitas AB		397,024	0.2
23,189		Skanska AB		422,952	0.2
1,535		Svenska Handelsbanken AB		51,539	0.0
2,514		Swedbank AB		43,061	0.0
877		Swedish Match AB		33,475	0.0
18,768		Tele2 AB - B Shares		379,898	0.2

				3,939,787	1.7

		Switzerland:	3.5%
2,053	@	ABB Ltd.		42,024	0.0
100		ACE Ltd.		7,171	0.0
622		Aryzta AG		30,893	0.0
404		Baloise Holding AG		31,854	0.0
4,559		Compagnie Financiere Richemont S.A.		279,579	0.1
7,205	@	Credit Suisse Group		193,376	0.1
2,035	@	Geberit AG - Reg		436,857	0.2

36,143		Nestle S.A.		2,209,596	1.0
30,947		Novartis AG		1,686,804	0.7
162		Partners Group		30,148	0.0
4,987		Roche Holding AG - Genusschein		868,010	0.4
133		SGS S.A.		248,747	0.1
15		Sika AG		32,671	0.0
56,291		STMicroelectronics NV		417,180	0.2
779		Swatch Group AG - BR		352,885	0.2
783	@	Swiss Re Ltd.		46,517	0.0
97		Syngenta AG		31,663	0.0
576	#	Synthes, Inc.		99,718	0.1
16,549		UBS AG - Reg		231,763	0.1
3,103	@	Zurich Financial Services AG		782,103	0.3

				8,059,559	3.5

		United Kingdom:	8.4%
31,522		Amec PLC		554,487	0.2
8,063		Anglo American PLC		339,891	0.2
23,247		AstraZeneca PLC		1,040,240	0.5
42,045		Aviva PLC		246,054	0.1
12,511		Babcock International Group		149,574	0.1
59,836		Barclays PLC		231,701	0.1
16,522		BG Group PLC		398,728	0.2
21,184		BHP Billiton PLC		685,143	0.3
152,019		BP PLC		1,189,477	0.5
28,727		British American Tobacco PLC		1,448,992	0.6
9,593		British Land Co. PLC		71,604	0.0
212,670		BT Group PLC		724,051	0.3
9,684		Burberry Group PLC		217,065	0.1
7,578		Centrica PLC		36,551	0.0
9,182		Compass Group PLC		91,782	0.0
37,781		Diageo PLC		902,062	0.4
7,946		Eurasian Natural Resources Corp.		88,148	0.0
11,073		Experian Group Ltd.		166,129	0.1
30,443		GlaxoSmithKline PLC		672,719	0.3
11,461		Hammerson PLC		71,266	0.0
151,098		HSBC Holdings PLC		1,338,651	0.6
13,783		ICAP PLC		84,297	0.0
18,986		Imperial Tobacco Group PLC		751,781	0.3
6,111		Inmarsat PLC		46,570	0.0
14,519		Invensys PLC		47,928	0.0
5,592		Investec PLC		35,540	0.0
10,349		J Sainsbury PLC		49,055	0.0
11,055		Johnson Matthey PLC		405,599	0.2
12,317		Kingfisher PLC		55,654	0.0
57,132		Legal & General Group PLC		109,604	0.1
100,339		Lloyds TSB Group PLC		55,857	0.0
4,223		London Stock Exchange Group PLC		60,531	0.0
47,429		Man Group PLC		98,418	0.1
71,015		National Grid PLC		723,256	0.3
1,110		Next PLC		48,969	0.0
12,113		Old Mutual PLC		30,606	0.0
25,079		Pearson PLC		477,551	0.2
8,662		Prudential PLC		98,270	0.0
13,149		Reckitt Benckiser PLC		726,749	0.3
49,876		Reed Elsevier PLC		436,444	0.2
33,552		Resolution Ltd.		143,620	0.1
11,480		Rio Tinto PLC		651,248	0.3
10,153	@	Rolls-Royce Holdings PLC		131,218	0.1
79,546		Royal & Sun Alliance Insurance Group		138,282	0.1
5,636		SABMiller PLC		228,237	0.1
19,179		Sage Group PLC		94,547	0.0
4,392		Scottish & Southern Energy PLC		89,964	0.0
15,420		Shire PLC		537,792	0.2
9,463		Standard Chartered PLC		243,440	0.1
21,994		Tesco PLC		110,392	0.1
7,603		Unilever PLC		245,789	0.1
410,624		Vodafone Group PLC		1,106,180	0.5
6,306		Weir Group PLC		211,033	0.1
10,604		WM Morrison Supermarkets PLC		48,893	0.0
5,047		Wolseley PLC		194,785	0.1
19,867		Xstrata PLC		379,237	0.2

				19,561,651	8.4

		United States:	57.1%
3,100		3M Co.		271,560	0.1
10,201		Abbott Laboratories		577,479	0.3
2,200		Adobe Systems, Inc.		72,358	0.0
18,500		Advanced Micro Devices, Inc.		135,975	0.1
11,900		AES Corp.		161,364	0.1
7,211		Aetna, Inc.		337,186	0.1
4,078		Aflac, Inc.		192,685	0.1
2,000		Agilent Technologies, Inc.		87,240	0.0
1,200		AGL Resources, Inc.		47,844	0.0
3,700		Airgas, Inc.		304,621	0.1
1,000		Akamai Technologies, Inc.		36,000	0.0
5,500		Alcoa, Inc.		55,935	0.0
1,000		Allegheny Technologies, Inc.		43,870	0.0
1,500		Allergan, Inc.		134,385	0.1
3,000		Allstate Corp.		94,290	0.0
13,400		Altera Corp.		515,230	0.2
24,000		Altria Group, Inc.		722,400	0.3
2,300		Amazon.com, Inc.		413,287	0.2
9,500		Ameren Corp.		304,665	0.1
14,900		American Electric Power Co., Inc.		560,389	0.2
3,500		American Express Co.		185,115	0.1
5,700		American International Group, Inc.		166,554	0.1
300		American Tower Corp.		18,774	0.0
6,100		Ameriprise Financial, Inc.		340,136	0.2
9,652		AmerisourceBergen Corp.		360,502	0.2
8,569		Amgen, Inc.		582,264	0.3
2,200		Anadarko Petroleum Corp.		185,064	0.1
7,200		Analog Devices, Inc.		282,312	0.1
100		AON Corp.		4,681	0.0
4,300		Apache Corp.		464,099	0.2
5,400		Apartment Investment & Management Co.		134,136	0.1
5,500		Apollo Group, Inc. - Class A		234,520	0.1
10,003		Apple, Inc.		5,426,027	2.3
1,058		Applied Materials, Inc.		12,950	0.0
12,066		Archer-Daniels-Midland Co.		376,459	0.2
11,900		Assurant, Inc.		505,393	0.2
45,900		AT&T, Inc.		1,404,081	0.6

2,100		Autodesk, Inc.	79,485	0.0
2,700		Automatic Data Processing, Inc.	146,664	0.1
8,200		Autonation, Inc.	279,456	0.1
1,000		Autozone, Inc.	374,480	0.2
2,909		Avery Dennison Corp.	88,724	0.0
900		Avon Products, Inc.	16,821	0.0
3,100		Baker Hughes, Inc.	155,868	0.1
44,940		Bank of America Corp.	358,172	0.2
1,600		Bank of New York Mellon Corp.	35,376	0.0
5,251		Baxter International, Inc.	305,241	0.1
8,600		BB&T Corp.	251,550	0.1
6,200		Beam, Inc.	341,496	0.2
4,100		Becton Dickinson & Co.	312,502	0.1
2,900		Bed Bath & Beyond, Inc.	173,246	0.1
17,000		Berkshire Hathaway, Inc.	1,333,650	0.6
3,300		Best Buy Co., Inc.	81,510	0.0
2,100		Big Lots, Inc.	92,085	0.0
2,100		Biogen Idec, Inc.	244,587	0.1
17,500		BMC Software, Inc.	655,200	0.3
7,300		Boeing Co.	547,135	0.2
24,000		Boston Scientific Corp.	149,280	0.1
10,500		Bristol-Myers Squibb Co.	337,785	0.1
11,100	@	Broadcom Corp.	412,365	0.2
3,669		Brown-Forman Corp.	299,574	0.1
3,292		CA, Inc.	88,983	0.0
400		Cablevision Systems Corp.	5,692	0.0
1,000		Cabot Oil & Gas Corp.	34,880	0.0
1,100		Cameron International Corp.	61,281	0.0
13,064		Campbell Soup Co.	435,292	0.2
4,100		Capital One Financial Corp.	207,460	0.1
7,100		Cardinal Health, Inc.	295,005	0.1
5,900		CareFusion Corp.	152,279	0.1
8,300		Carnival Corp.	251,407	0.1
4,800		Caterpillar, Inc.	548,208	0.2
21,400		CBS Corp. - Class B	639,860	0.3
5,100		Celgene Corp.	373,957	0.2
34,100		CenterPoint Energy, Inc.	664,609	0.3
7,628		CenturyTel, Inc.	307,027	0.1
800		Cerner Corp.	59,064	0.0
2,900		CF Industries Holdings, Inc.	539,400	0.2
200		CH Robinson Worldwide, Inc.	13,234	0.0
5,500		Chesapeake Energy Corp.	137,500	0.1
18,842		Chevron Corp.	2,056,039	0.9
100		Chipotle Mexican Grill, Inc.	39,022	0.0
2,100		Chubb Corp.	142,716	0.1
8,100		Cigna Corp.	357,291	0.2
5,000		Cincinnati Financial Corp.	175,850	0.1
17,592		Cisco Systems, Inc.	349,729	0.2
23,100		Citigroup, Inc.	769,692	0.3
1,200		Citrix Systems, Inc.	89,688	0.0
4,600		Cliffs Natural Resources, Inc.	292,008	0.1
800		Clorox Co.	54,088	0.0
528		CME Group, Inc.	152,851	0.1
21,100		CMS Energy Corp.	451,751	0.2
2,700		Coach, Inc.	202,068	0.1
15,172		Coca-Cola Co.	1,059,916	0.5
6,182		Coca-Cola Enterprises, Inc.	178,660	0.1
2,400		Cognizant Technology Solutions Corp.	170,280	0.1
2,800		Colgate-Palmolive Co.	260,904	0.1
27,455		Comcast Corp. – Class A	806,628	0.4
1,000		Computer Sciences Corp.	31,760	0.0
7,100		ConAgra Foods, Inc.	186,375	0.1
11,300		ConocoPhillips	865,015	0.4
2,200		Consol Energy, Inc.	78,804	0.0
2,200		Consolidated Edison, Inc.	127,820	0.1
7,400		Constellation Brands, Inc.	161,616	0.1
1,900		Constellation Energy Group, Inc.	68,894	0.0
300		Cooper Industries PLC	18,366	0.0
10,700		Corning, Inc.	139,528	0.1
3,000		Costco Wholesale Corp.	258,180	0.1
2,500		Coventry Health Care, Inc.	81,725	0.0
1,800		Covidien PLC	94,050	0.0
1,500		CR Bard, Inc.	140,430	0.1
30,089		CSX Corp.	632,170	0.3
2,000		Cummins, Inc.	241,140	0.1
8,600		CVS Caremark Corp.	387,860	0.2
988		Danaher Corp.	52,196	0.0
1,100		Darden Restaurants, Inc.	56,089	0.0
5,400		DaVita, Inc.	467,370	0.2
3,000		Deere & Co.	248,790	0.1
30,200		Dell, Inc.	522,460	0.2
19,500		Denbury Resources, Inc.	388,245	0.2
12,200		Devon Energy Corp.	894,382	0.4
5,700		DeVry, Inc.	202,521	0.1
12,200		Diamond Offshore Drilling	835,334	0.4
5,100		DIRECTV	236,232	0.1
18,100		Discover Financial Services	543,181	0.2
7,700		Discovery Communications, Inc. - Class A	359,205	0.2
4,000		Dollar Tree, Inc.	354,040	0.2
9,900		Dominion Resources, Inc.	499,653	0.2
3,250		Dover Corp.	208,065	0.1
3,700		Dow Chemical Co.	123,987	0.1
1,431		Dr Pepper Snapple Group, Inc.	54,450	0.0
1,590		DTE Energy Co.	85,844	0.0
2,800		Duke Energy Corp.	58,576	0.0
8,400		Eastman Chemical Co.	454,692	0.2
5,200		Eaton Corp.	271,388	0.1
11,216		eBay, Inc.	400,860	0.2
2,700		Edison International	113,049	0.1
4,600		EI Du Pont de Nemours & Co.	233,910	0.1
8,544		El Paso Corp.	237,609	0.1
7,000		Electronic Arts, Inc.	114,310	0.1
21,300		Eli Lilly & Co.	835,812	0.4
1,350		EMC Corp.	37,381	0.0
5,048		Emerson Electric Co.	253,965	0.1
1,500		Entergy Corp.	99,945	0.0
1,300		EOG Resources, Inc.	148,018	0.1
1,100		EQT Corp.	58,322	0.0
200		Estee Lauder Cos., Inc.	11,708	0.0
5,300		Exelon Corp.	207,071	0.1
5,400		Expedia, Inc.	183,870	0.1
800		Expeditors International Washington, Inc.	34,904	0.0
1,600		Express Scripts, Inc.	85,328	0.0

47,569		ExxonMobil Corp.	4,114,718	1.8
3,304		Family Dollar Stores, Inc.	178,383	0.1
300		Fastenal Co.	15,804	0.0
23,100		Federated Investors, Inc.	473,319	0.2
3,800		FedEx Corp.	341,962	0.2
393		Fidelity National Information Services, Inc.	12,470	0.0
6,226		Fifth Third Bancorp.	84,736	0.0
6,100		First Horizon National Corp.	57,340	0.0
10,300		FirstEnergy Corp.	456,187	0.2
1,072		Fiserv, Inc.	71,074	0.0
200		Flir Systems, Inc.	5,234	0.0
1,100		Flowserve Corp.	130,427	0.1
6,200		Fluor Corp.	374,976	0.2
500		FMC Corp.	49,485	0.0
1,000		FMC Technologies, Inc.	50,430	0.0
37,100		Ford Motor Co.	459,298	0.2
3,200		Forest Laboratories, Inc.	104,064	0.0
2,000		Franklin Resources, Inc.	235,780	0.1
9,500		Freeport-McMoRan
		Copper & Gold, Inc.	404,320	0.2
19,800		Frontier Communications Corp.	90,882	0.0
400		Gannett Co., Inc.	5,936	0.0
6,200		General Dynamics Corp.	454,026	0.2
88,316		General Electric Co.	1,682,420	0.7
438		General Mills, Inc.	16,780	0.0
19,900		Gilead Sciences, Inc.	905,450	0.4
705		Goldman Sachs Group, Inc.	81,174	0.0
1,400		Goodrich Corp.	176,358	0.1
5,300		Goodyear Tire & Rubber Co.	68,158	0.0
2,369		Google, Inc. - Class A	1,464,634	0.6
21,400		H&R Block, Inc.	348,820	0.2
9,000		Halliburton Co.	329,310	0.1
900		Harman International Industries, Inc.	44,217	0.0
5,600		Harris Corp.	244,328	0.1
3,000		Hartford Financial Services Group, Inc.	62,130	0.0
1,200		Hasbro, Inc.	42,384	0.0
7,766		HCP, Inc.	306,757	0.1
400		Helmerich & Payne, Inc.	24,520	0.0
3,576		Hershey Co.	217,063	0.1
6,200		Hess Corp.	402,504	0.2
4,309		Hewlett-Packard Co.	109,061	0.1
2,200		HJ Heinz Co.	115,962	0.1
8,700		Home Depot, Inc.	413,859	0.2
5,500		Honeywell International, Inc.	327,635	0.1
22,000		Hormel Foods Corp.	626,340	0.3
200		Host Hotels & Resorts, Inc.	3,156	0.0
5,333		Humana, Inc.	464,504	0.2
15,700		Huntington Bancshares, Inc.	91,766	0.0
10,089		International Business Machines Corp.	1,984,809	0.9
6,981		Illinois Tool Works, Inc.	388,772	0.2
791		Integrys Energy Group, Inc.	41,156	0.0
22,902		Intel Corp.	615,606	0.3
3,600		IntercontinentalExchange, Inc.	496,656	0.2
6,383		International Flavors & Fragrances, Inc.	364,022	0.2
2,400		International Game Technology	36,048	0.0
800		Interpublic Group of Cos., Inc.	9,376	0.0
1,500		Intuit, Inc.	86,760	0.0
100		Intuitive Surgical, Inc.	51,162	0.0
1,551	@	Invesco Ltd.	38,418	0.0
1,100		Jacobs Engineering Group, Inc.	50,842	0.0
500		JM Smucker Co.	37,660	0.0
20,675		Johnson & Johnson	1,345,529	0.6
700		Joy Global, Inc.	60,872	0.0
34,257		JPMorgan Chase & Co.	1,344,245	0.6
1,600		Juniper Networks, Inc.	36,416	0.0
1,000		Kellogg Co.	52,350	0.0
59,600		Keycorp	482,760	0.2
4,545		Kimberly-Clark Corp.	331,240	0.1
20,600		Kimco Realty Corp.	378,628	0.2
9,700		Kohl’s Corp.	481,896	0.2
3,600		Kraft Foods, Inc.	137,052	0.1
25,800		Kroger Co.	613,782	0.3
4,200		L-3 Communications Holdings, Inc.	295,050	0.1
600		Laboratory Corp. of America Holdings	53,934	0.0
3,800		Legg Mason, Inc.	104,082	0.0
2,300		Leggett & Platt, Inc.	52,049	0.0
2,500		Leucadia National Corp.	71,225	0.0
6,700		Lexmark International, Inc.	247,096	0.1
1,500		Life Technologies Corp.	70,965	0.0
12,100		Lincoln National Corp.	300,564	0.1
3,500		Linear Technology Corp.	117,180	0.1
5,440		Lockheed Martin Corp.	480,950	0.2
6,600		Loews Corp.	258,324	0.1
1,598		Lorillard, Inc.	209,466	0.1
5,000		Lowe’s Cos., Inc.	141,900	0.1
39,600		LSI Logic Corp.	340,560	0.2
400		Limited Brands, Inc.	18,612	0.0
100		M&T Bank Corp.	8,162	0.0
9,496		Macy’s, Inc.	360,563	0.2
22,500		Marathon Oil Corp.	762,525	0.3
4,650		Marathon Petroleum Corp.	193,207	0.1
1,000		Marriott International, Inc.	35,280	0.0
11,400		Marsh & McLennan Cos., Inc.	355,680	0.2
1,104		Mastercard, Inc.	463,680	0.2
6,700		Mattel, Inc.	217,348	0.1
11,300		McCormick & Co., Inc.	570,085	0.2
11,900		McDonald’s Corp.	1,181,432	0.5
1,600		McGraw-Hill Cos., Inc.	74,464	0.0
6,389		McKesson Corp.	533,545	0.2
225		Mead Johnson Nutrition Co.	17,494	0.0
1,800		MeadWestvaco Corp.	54,504	0.0
4,705		Medco Health Solutions, Inc.	318,011	0.1
3,100		Medtronic, Inc.	118,172	0.1
24,527		Merck & Co., Inc.	936,196	0.4
6,600		Metlife, Inc.	254,430	0.1
7,700		MetroPCS Communications, Inc.	79,310	0.0
81,262		Microsoft Corp.	2,579,256	1.1
6,500		Molex, Inc.	176,150	0.1

12,300		Molson Coors Brewing Co.	540,462	0.2
2,354		Monsanto Co.	182,153	0.1
17,000		Moody’s Corp.	656,370	0.3
2,000		Morgan Stanley	37,080	0.0
3,300		Motorola Mobility Holdings, Inc.	131,010	0.1
3,028		Motorola Solutions, Inc.	150,794	0.1
1,600		Murphy Oil Corp.	102,304	0.0
12,100		Mylan Laboratories	283,624	0.1
3,100	@	Nabors Industries Ltd.	67,518	0.0
2,440		National Oilwell Varco, Inc.	201,373	0.1
1,510		NetApp, Inc.	64,930	0.0
6,200		Newell Rubbermaid, Inc.	113,460	0.1
3,300		Newfield Exploration Co.	118,800	0.1
3,344		Newmont Mining Corp.	198,634	0.1
19,900		News Corp. - Class A	395,413	0.2
900		NextEra Energy, Inc.	53,559	0.0
2,700		Nike, Inc.	291,384	0.1
1,800		NiSource, Inc.	43,200	0.0
500	@	Noble Corp.	20,090	0.0
858		Noble Energy, Inc.	83,784	0.0
1,300		Nordstrom, Inc.	69,706	0.0
5,691		Norfolk Southern Corp.	392,110	0.2
3,400		Northeast Utilities	122,060	0.1
800		Northern Trust Corp.	35,528	0.0
12,600		Northrop Grumman Corp.	753,606	0.3
1,700		Novellus Systems, Inc.	79,016	0.0
7,767		NRG Energy, Inc.	132,816	0.1
1,600		Nucor Corp.	69,648	0.0
13,500		Nvidia Corp.	204,525	0.1
7,500		NYSE Euronext	223,275	0.1
4,600		Occidental Petroleum Corp.	480,102	0.2
500		Omnicom Group	24,720	0.0
200		Oneok, Inc.	16,528	0.0
40,375		Oracle Corp.	1,181,776	0.5
2,700		O’Reilly Automotive, Inc.	233,550	0.1
6,500		Paccar, Inc.	299,065	0.1
638		Pall Corp.	40,481	0.0
1,800		Parker Hannifin Corp.	161,658	0.1
2,100		Paychex, Inc.	65,730	0.0
3,800		Peabody Energy Corp.	132,544	0.1
32,100		People’s United Financial, Inc.	404,139	0.2
14,400		Pepco Holdings, Inc.	279,936	0.1
8,300		PepsiCo, Inc.	522,402	0.2
17,200		PerkinElmer, Inc.	464,400	0.2
500		Perrigo Co.	51,530	0.0
57,755		Pfizer, Inc.	1,218,630	0.5
4,300		Pacific Gas & Electric Co.	179,224	0.1
12,070		Philip Morris International, Inc.	1,008,086	0.4
1,000		Pinnacle West Capital Corp.	47,030	0.0
600		Pioneer Natural Resources Co.	65,784	0.0
7,400		Pitney Bowes, Inc.	134,162	0.1
4,500		Plum Creek Timber Co., Inc.	176,220	0.1
5,300		PNC Financial Services Group, Inc.	315,456	0.1
4,800		PPL Corp.	137,040	0.1
1,900		Precision Castparts Corp.	318,117	0.1
1,200		Principal Financial Group, Inc.	33,192	0.0
21,050		Procter & Gamble Co.	1,421,296	0.6
2,400		Progress Energy, Inc.	127,392	0.1
3,400		Progressive Corp.	72,828	0.0
12,346		ProLogis, Inc.	415,566	0.2
3,600		Prudential Financial, Inc.	220,176	0.1
8,200		Public Service Enterprise Group, Inc.	252,396	0.1
400		Public Storage, Inc.	53,628	0.0
3,600		Pulte Homes, Inc.	31,752	0.0
800		QEP Resources, Inc.	27,312	0.0
8,705		Qualcomm, Inc.	541,277	0.2
7,600		Quanta Services, Inc.	158,840	0.1
900		Ralph Lauren Corp.	156,357	0.1
100		Range Resources Corp.	6,368	0.0
9,300		Raytheon Co.	469,836	0.2
693	@	Red Hat, Inc.	34,276	0.0
74,200		Regions Financial Corp.	427,392	0.2
2,200		Republic Services, Inc.	65,626	0.0
2,300		Reynolds American, Inc.	96,439	0.0
1,500		Rockwell Automation, Inc.	119,970	0.1
1,107		Rockwell Collins, Inc.	65,634	0.0
2,000		Roper Industries, Inc.	183,040	0.1
4,200		Ross Stores, Inc.	223,986	0.1
5,300	@	Rowan Cos., Inc.	195,411	0.1
23,700		RR Donnelley & Sons Co.	327,534	0.1
8,800		Ryder System, Inc.	468,424	0.2
20,000		Safeway, Inc.	429,000	0.2
32,100	@	SAIC, Inc.	392,262	0.2
100	@	Salesforce.com, Inc.	14,316	0.0
4,800	@	Sandisk Corp.	237,408	0.1
4,100		Sara Lee Corp.	83,025	0.0
432		SCANA Corp.	19,440	0.0
10,405		Schlumberger Ltd.	807,532	0.4
2,900		Scripps Networks Interactive - Class A	131,080	0.1
20,700		Sealed Air Corp.	406,341	0.2
2,900		Sempra Energy	171,796	0.1
2,300		Sigma-Aldrich Corp.	165,117	0.1
1,562		Simon Property Group, Inc.	211,620	0.1
15,000		SLM Corp.	236,400	0.1
9,500		Snap-On, Inc.	580,735	0.3
6,800		Southern Co.	300,492	0.1
11,900		Southwest Airlines Co.	106,862	0.1
3,600	@	Southwestern Energy Co.	119,016	0.1
400		Spectra Energy Corp.	12,552	0.0
24,900	@	Sprint Nextel Corp.	61,503	0.0
1,300		St. Jude Medical, Inc.	54,756	0.0
800		Stanley Black & Decker, Inc.	61,440	0.0
1,200		Staples, Inc.	17,592	0.0
5,127		Starbucks Corp.	248,967	0.1
1,600		Starwood Hotels & Resorts Worldwide, Inc.	86,240	0.0
323		State Street Corp.	13,640	0.0
2,654	@	Stericycle, Inc.	230,288	0.1
500		Stryker Corp.	26,820	0.0
9,900		Sunoco, Inc.	382,437	0.2
4,200		SunTrust Bank	96,432	0.0
29,100	@	Symantec Corp.	519,144	0.2
8,700		Sysco Corp.	255,954	0.1
5,500		T. Rowe Price Group, Inc.	338,745	0.1
2,408		Target Corp.	136,510	0.1
1,500	@	TE Connectivity Ltd.	54,825	0.0
2,200		TECO Energy, Inc.	39,490	0.0
2,593	@	Teradata Corp.	172,564	0.1

27,638	@	Teradyne, Inc.			453,816	0.2
16,800	@	Tesoro Corp.			445,704	0.2
1,100		Texas Instruments, Inc.			36,685	0.0
2,200		Textron, Inc.			60,522	0.0
186		Thermo Fisher Scientific, Inc.			10,531	0.0
2,500		Tiffany & Co.			162,525	0.1
4,900		Time Warner Cable, Inc.			388,766	0.2
1,600		Time Warner, Inc.			59,536	0.0
2,000		TJX Cos., Inc.			73,220	0.0
8,050		Torchmark Corp.			389,942	0.2
19,000		Total System Services, Inc.			415,720	0.2
4,276		Travelers Cos., Inc.			247,880	0.1
5,300		Tyco International Ltd.			274,646	0.1
28,700		Tyson Foods, Inc.			542,717	0.2
5,200		Union Pacific Corp.			573,300	0.3
3,000		United Parcel Service, Inc. - Class B			230,670	0.1
7,033		United Technologies Corp.			589,858	0.3
11,195		UnitedHealth Group, Inc.			624,121	0.3
13,898		UnumProvident Corp.			320,349	0.1
720		US Bancorp.			21,168	0.0
29,000		Valero Energy Corp.			710,210	0.3
2,800	@	Varian Medical Systems, Inc.			182,700	0.1
5,100		VeriSign, Inc.			188,445	0.1
35,755		Verizon Communications, Inc.			1,362,623	0.6
5,333		VF Corp.			778,885	0.3
13,043		Viacom - Class B			621,108	0.3
5,800		Visa, Inc.			674,946	0.3
3,647		Vornado Realty Trust			298,069	0.1
1,700		Vulcan Materials Co.			75,752	0.0
12,700		Walgreen Co.			421,132	0.2
15,367		Wal-Mart Stores, Inc.			907,882	0.4
8,900		Walt Disney Co.			373,711	0.2
500		Washington Post			196,950	0.1
700	@	Waters Corp.			62,720	0.0
8,300	@	Watson Pharmaceuticals, Inc.			484,056	0.2
3,100		WellPoint, Inc.			203,453	0.1
36,971		Wells Fargo & Co.			1,156,823	0.5
19,400	@	Western Digital Corp.			761,450	0.3
25,100		Western Union Co.			438,497	0.2
2,200		Weyerhaeuser Co.			45,958	0.0
1,100		Whirlpool Corp.			83,127	0.0
1,500		Whole Foods Market, Inc.			121,110	0.1
1,800		Williams Cos., Inc.			53,784	0.0
19,330		Windstream Corp.			233,506	0.1
1,696		Wisconsin Energy Corp.			57,800	0.0
4,900	@	WPX Energy, Inc.			88,984	0.0
500		WW Grainger, Inc.			103,865	0.0
2,900		Wyndham Worldwide Corp.			127,571	0.1
3,162		Wynn Resorts Ltd.			374,823	0.2
6,500		Xcel Energy, Inc.			172,185	0.1
19,300		Xerox Corp.			158,839	0.1
1,000		Xilinx, Inc.			36,930	0.0
1,500		Xylem, Inc.			38,970	0.0
14,600	@	Yahoo!, Inc.			216,518	0.1
6,000		Yum! Brands, Inc.			397,440	0.2
400		Zimmer Holdings, Inc.			24,300	0.0
10,300		Zions Bancorp.			195,700	0.1

					132,539,874	57.1

		Total Common Stock
		(Cost $222,994,643)			232,344,745	100.1

PREFERRED STOCK:			0.2%
		Germany:		0.2%
3,064		Volkswagen AG			572,049	0.2

		Total Preferred Stock
		(Cost $495,976)			572,049	0.2

		Total Long-Term
		Investments (Cost $223,490,619)			232,916,794	100.3

SHORT-TERM INVESTMENTS:			1.6%
		Mutual Funds:		1.6%
3,708,235		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $3,708,235)			3,708,235	1.6

		Total Short-Term Investments (Cost $3,708,235)			3,708,235	1.6

		Total Investments in Securities
		(Cost $227,198,854)			$236,625,029	101.9

		Liabilities in Excess of Other Assets			(4,469,015)	(1.9)

		Net Assets			$232,156,014	100.0

	#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
	@	Non-income producing security

		Cost for federal income tax purposes is $228,899,326
		Net unrealized appreciation consists of:
		Gross Unrealized Appreciation			$18,095,722
		Gross Unrealized Depreciation			(10,370,019)

		Net Unrealized Appreciation			$7,725,703

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	11.2%
Consumer Staples	11.0
Energy	10.9
Financials	16.8
Health Care	10.5
Industrials	12.1
Information Technology	13.2
Materials	6.3
Telecommunications	3.9
Utilities	4.4
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(1.9)

Net Assets	100.0%

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: March 8, 2012

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Effective Date: 07/10/03

Revision Date: 03/08/12

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator, and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

Effective Date: 07/10/03

Revision Date: 03/08/12

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

3

Effective Date: 07/10/03

Revision Date: 03/08/12

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

4

Effective Date: 07/10/03

Revision Date: 03/08/12

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring

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case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present. The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.	Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.	Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

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VI.	CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	REPORTING AND RECORD RETENTION

A.	Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website. For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.	Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST1

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

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Revision Date: 03/08/12

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO. LLC

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

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A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio

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management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the

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Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

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3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

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B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief

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statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Denise Lewis	Vice President and Head of Fund Accounting and Financial Reporting, ING Funds Services, LLC

Effective as of January 1, 2012

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EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

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In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Effective Date: 07/10/03

Revision Date: 03/08/12

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

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Revision Date: 03/08/12

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)	Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

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(2)	Say on pay responsiveness. Nominees opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

a.	If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

b.	If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal. If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

c.	If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the other nominee(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)	Say on frequency. Nominees opposed by the Agent because they have implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders will be considered on a CASE-BY-CASE basis.

(4)	Tenure. Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(5)	Pay for performance. Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated. Generally WITHHOLD support from nominees for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)	Pay disparity. Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)	Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not. If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

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(8)	Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)	Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(10)	Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)	Incentive plans. Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(12)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)	Independence from management. Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)	Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)	Commitments. Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

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(16)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

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(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Generally, vote AGAINST shareholder proposals:

•	Asking that more than a simple majority of directors be independent.

•	Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•	Limiting the number of public company boards on which a director may serve.

•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•

Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)	Only if the director’s legal expenses would be covered.

2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Revision Date: 03/08/12

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

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Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent. Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)	Permits shareholders to call special meetings;

(2)	Does not impose supermajority vote requirements; and

(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in

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the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

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6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated. For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

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Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

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Generally, vote FOR:

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•

Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable

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thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Effective Date: 07/10/03

Revision Date: 03/08/12

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•

Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•	Generally, vote AGAINST plans administered by potential grant recipients.

Effective Date: 07/10/03

Revision Date: 03/08/12

•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•

Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions. Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

Effective Date: 07/10/03

Revision Date: 03/08/12

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Effective Date: 07/10/03

Revision Date: 03/08/12

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)	The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)	The issuer has provided adequate rationale and/or disclosure; or

(3)	Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1., The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns

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Revision Date: 03/08/12

regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)	Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are overly cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)	Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

Effective Date: 07/10/03

Revision Date: 03/08/12

10.	Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Effective Date: 07/10/03

Revision Date: 03/08/12

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors

•	Converting Closed-end Fund to Open-end Fund

•	Proxy Contests

•	Investment Advisory Agreements

•	Preferred Stock Proposals

•	1940 Act Policies

•	Changing a Fundamental Restriction to a Nonfundamental Restriction

•	Change Fundamental Investment Objective to Nonfundamental

•	Name Rule Proposals

•	Disposition of Assets/Termination/Liquidation

•	Changes to the Charter Document

•	Changing the Domicile of a Fund

•	Change in Fund’s Subclassification

•	Distribution Agreements

•	Mergers

•	Reimburse Shareholder for Expenses Incurred

•	Terminate the Investment Adviser

12.	Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.	Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the

Effective Date: 07/10/03

Revision Date: 03/08/12

Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the

Effective Date: 07/10/03

Revision Date: 03/08/12

past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements). If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

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Revision Date: 03/08/12

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is not majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•

At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•

At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•	At all companies, effective in 2013, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	Bundled slates of nominees (e.g., France, Hong Kong, or Spain);

•	Simultaneous reappointment of retiring directors (e.g., South Africa);

•

In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong, or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet

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Revision Date: 03/08/12

applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same

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Revision Date: 03/08/12

two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee. For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns. Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the

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company, its main bank, or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation, or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;

•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

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Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•	Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•

Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

Effective Date: 07/10/03

Revision Date: 03/08/12

•

Provide no disclosure regarding vesting or performance criteria (provided that proposals providing reasonable disclosure in both areas, without regard to the Agent’s criteria for such disclosure, and meeting market vesting standards shall be supported provided they otherwise satisfy these Guidelines);

•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•

Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, or vesting upon change in control (other than addressed above), if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)	The recipient’s overall compensation appears reasonable;

(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

Effective Date: 07/10/03

Revision Date: 03/08/12

(3)	Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., overly cash-based plans or plans lacking an appropriate equity component);

(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)	Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)	For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)	Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures, and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)	The recipient’s overall compensation appears reasonable; and

(3)	The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter

Effective Date: 07/10/03

Revision Date: 03/08/12

relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Effective Date: 07/10/03

Revision Date: 03/08/12

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

Effective Date: 07/10/03

Revision Date: 03/08/12

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Effective Date: 07/10/03

Revision Date: 03/08/12

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	It is editorial in nature;

•	Shareholder rights are protected;

•	There is negligible or positive impact on shareholder value;

•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•	The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	It reduces relevant disclosure to shareholders;

Effective Date: 07/10/03

Revision Date: 03/08/12

•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

Effective Date: 07/10/03

Revision Date: 03/08/12

Item 8.	Fund Managers of Closed-End Management Investment Companies.

(a) (1) Fund Management. The following individuals share responsibility for the day-to-day management of the Fund’s Fund:

Overall Strategy and Asset Allocation

Vincent Costa, CFA, Senior Vice President and Head of Portfolio Management of Quantitative Equity, joined ING IM in April 2006 as Head of Portfolio Management of quantitative equity. Prior to joining ING IM he was with Merrill Lynch Investment Management, where he worked for 7 years in quantitative equity leadership positions, including managing director and head of their quantitative investments organization.

Domestic Option Strategy

Paul Zemsky. Mr. Zemsky is currently Head of Derivative Strategies for ING IM. Mr. Zemsky, along with Ernie Tang, will be jointly and primarily responsible for the structure and implementation of the Fund’s U.S. domestic index option strategy. As Head of Derivative Strategies, Mr. Zemsky oversees derivative strategies for credit, interest rate, and equity products, and supports the organization on a number of key areas, including product development and risk management for both proprietary and third party businesses. This includes hedging and overlay strategies, as well as focusing on new business development opportunities. A key function within his scope of responsibility is developing macro hedging strategies for variable and equity index annuities sold through various ING businesses. Mr. Zemsky joined ING IM in 2005 after 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including having responsibility for the market timing and sector allocation for the firm’s fixed income business and handling option trading in both the exchange-traded and over-the-counter markets. Most recently, Mr. Zemsky co-founded CaliberOne Private Funds Management, a macro hedge fund. Mr. Zemsky holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania.

Jody I. Hrazanek. Ms. Hrazanek joined ING IM in October 2005. She has 12 years of investment related experience. In her current role she is a derivatives trader with responsibility for ING IM’s third-party business as well as ING IM’s insurance general account. She will be primarily responsible for implementing the Fund’s collar strategy through its put option purchasing and call option writing activities. Prior to joining ING IM, she was a convertible bond trader at Advent Capital Management from 2003 to 2005. She had previously been a convertible bond and risk arbitrage trader at Merrill Lynch Quantitative Advisors from 1999 to 2003 and Deutsche Bank Asset Management from 1996 to 1999 as well as an analyst at Goldman Sachs from 1994 to 1996. Ms. Hrazanek graduated summa cum laude from Fairfield University with a Bachelor of Science in mathematics and received a Master of Science in statistics and operations research from New York University.

International Equity and Option Strategy

Frank van Etten. Mr. Van Etten is currently an Investment Manager of Structured Products and joined IIM Europe in 2002. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master’s degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.

Frank Van Etten. Mr. Van Etten is currently an Investment Manager of Structured Products and began his career at ING, joining the firm in 2002. Mr. Van Etten will be primarily responsible for implementation of the Fund’s international index option strategy. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives Funds. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master’s degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.

Sam Lam, Senior Portfolio Manager, is a member of the Engineered Investment Strategies Team. Mr. Lam joined ING IM in 2010. Prior to that he was with CLSA, Hong Kong (2008-2009), Concordia Advisors, London (1999-2007), and BARRA, London (1995-1999). Sam has 15 years quantitative investment experience. Sam worked for many years at Concordia Advisors, a multi-strategy hedge fund, where he helped to develop and manage USD 3.5 billion in global equity market-neutral strategies. He previously worked in the research group at BARRA, as well as at CLSA as a consultant on portfolio and transaction cost analytics. Sam holds a B.S. in Insurance and Investment from Cass Business School and an M.S. in Operational Research from London School of Economics.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Fund managers of the Sub-Adviser as of February 28, 2011, unless otherwise noted:

ING Global Advantage and Premium Opportunity Fund (IGA)		Mutual Funds Registered Investment Companies	Trusts, Sep Accts and Stable Value Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed
	Portfolio Manager	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)	Number of Accts / Total Assets (rounded to nearest million)
IIM Portion	Paul Zemsky	47 accounts/$18,125 million	12 accounts/$1,074 million	0/0
	Jody I. Hrazanek	2 accounts/$531 million	0/0	0/0
	Vincent Costa	18 accounts/$6,809 million	0/0	0/0
	Sam Lam	20 accounts/$3,768 million	0/0	2 accounts/$368 million
	Frank van Etten	5 accounts/$1,005 million	0/0	0/0

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

(a) (3) Compensation

For each of the portfolio managers (each a “Portfolio Manager” and collectively the “Portfolio Managers”) of the Portfolios listed above, compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and, in certain instances, (c) long-term equity awards tied to the performance of the parent company, ING Groep.

The Portfolio Managers for the Portfolios listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio Managers whose base salary compensation exceeds a particular threshold may participate in ING IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Paul Zemsky	$100,001-$500,000
Jody I. Hrazanek	None
Vincent Costa	None
Sam Lam	None
Frank van Etten	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: May 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: May 3, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 3, 2012